UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

LL FLOORING HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

F9 INVESTMENTS, LLC

THOMAS D. SULLIVAN

JOHN JASON DELVES

JILL WITTER

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 27, 2024, F9 Investments, LLC (“F9”) issued a press release (the “Press Release”) and sent a letter to shareholders (the “Shareholder Letter” and, together with the Press Release, the “Materials”) related to LL Flooring Holdings, Inc. (the “Company”), which F9 also published to its website at www.LLGroove.com. A copy of the Press Release is filed herewith as Exhibit 1 and a copy of the Shareholder Letter is filed herewith as Exhibit 2. From time to time, F9 or its fellow participants in the proxy solicitation may publish the Materials, or portions thereof, on social media channels relating to the Company and they may otherwise disseminate the Materials from time to time.

EXHIBIT 1

Your Last Chance to Protect Your Investment: F9 Sends Letter to LL Flooring Shareholders

LL Flooring’s Board Has Presided Over Staggering Value Destruction and Operational Losses, Conducted a Sham Sale Process, and Put the Company at Immediate Risk of Going Out of Business

F9’s Three Director Nominees Have the Critical Flooring Industry Expertise, Shareholder Alignment, and Strategic Plan Necessary to Restore LL Flooring’s Value

Time is Running Out to Hold LL Flooring’s Board Accountable for its Abysmal Performance and Vote for Change to Protect Your Investment

F9 Urges Shareholders to Vote the GOLD Proxy Card “FOR” F9’s Nominees – Tom Sullivan, Jason Delves, and Jill Witter – and “WITHHOLD” on ALL LL Flooring Nominees

FRANKLIN, Tenn. – June 27, 2024 – F9 Investments, LLC (“F9”), which together with its affiliates collectively owns approximately 8.85% of LL Flooring Holdings, Inc. (“LL Flooring” or the “Company”) (NYSE: LL) common stock and is the Company’s largest shareholder, today sent a letter to LL Flooring’s shareholders urging them to cast their votes for F9’s three highly qualified director nominees – Tom Sullivan, Jason Delves, and Jill Witter – before it is too late.

The full text of the letter can be accessed online at www.LLGroove.com/press.

Mr. Sullivan commented, “LL Flooring’s Board has overseen and materially contributed to the destruction of significant shareholder value and simply cannot be allowed to continue to drive this Company into the ground. Our nominees bring the critical flooring industry expertise, shareholder alignment, and strategic plan necessary to restore LL Flooring’s value for the benefit of all shareholders. With the Company’s annual meeting fast approaching, now is the time for shareholders to hold LL Flooring’s incumbent Board accountable for its ongoing failures and vote for change to protect their investment.”

VOTE ON THE GOLD PROXY CARD TODAY “FOR” F9’S NOMINEES TOM SULLIVAN, JASON DELVES, AND JILL WITTER AND “WITHHOLD” ON ALL LL FLOORING NOMINEES AND JERALD HAMMANN

Shareholders must act decisively to safeguard their investment. YOUR VOTE MATTERS, NO MATTER HOW MANY SHARES YOU OWN. We urge all shareholders to protect the value of their investment by voting for F9’s nominees today using the GOLD proxy card.

You can cast your vote online at www.ProxyVote.com or by completing, signing and dating the GOLD proxy card or GOLD voting instruction form and mailing it in the postage paid envelope provided.

If you have not received the GOLD proxy card from F9 and have only received a WHITE proxy card sent to you by the Company, you can still support F9’s nominees using the WHITE proxy card. You can do so by checking the “WITHHOLD” boxes on all of the Company nominees and Jerald Hammann and checking the “FOR” boxes for all F9 nominees – Tom Sullivan, Jason Delves, and Jill Witter.

If you have any questions about how to vote your shares, please contact our proxy solicitor, Campaign Management, by telephone 1-(855) 264-1527 (shareholders) or (212) 632-8422 (banks & brokerages) or by email at info@campaign-mgmt.com.

For more information about F9 and detailed voting instructions, visit our website at www.LLGroove.com.

Solomon Partners Securities, LLC is serving as F9’s financial advisor and Dentons US LLP is serving as its legal advisor.

DISCLAIMER

Except as otherwise set forth in this press release, the views expressed in this press release reflect the opinions of F9 Investments, LLC and its affiliates (“F9”) and are based on publicly available information with respect to LL Flooring Holdings, Inc. (“LL” or the “Company”). F9 recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with F9’s conclusions. F9 reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. F9 disclaims any obligation to update the information or opinions contained in this press release, except as required by law. For the avoidance of doubt, this press release is not affiliated with or endorsed by LL.

This press release is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security nor as a recommendation to purchase or sell any security. Certain of the Participants (as defined below) currently beneficially own shares of the Company. The Participants and their affiliates may from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares.

Some of the materials in this press release contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” “once again,” “achieve,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of F9.

The estimates, projections and potential impact of the opportunities identified by F9 herein are based on assumptions that F9 believes to be reasonable as of the date of this press release, but there can be no assurance or guarantee (i) that any of the proposed actions set forth in this press release will be completed, (ii) that the actual results or performance of the Company will not differ, and such differences may be material, or (iii) that any of the assumptions provided in this press release are accurate.

F9 has neither sought nor obtained the consent from any third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. F9 does not endorse third-party estimates or research which are used herein solely for illustrative purposes.

Important Information

F9 Investments, LLC, Thomas D. Sullivan, John Jason Delves and Jill Witter (collectively, the “Participants”) filed a definitive proxy statement and accompanying form of gold proxy card (as supplemented and amended, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 31, 2024 to be used in connection with the 2024 annual meeting of stockholders of the Company.

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND F9’S WEBSITE AT WWW.LLGROOVE.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS. STOCKHOLDERS MAY ALSO DIRECT A REQUEST TO F9’S PROXY SOLICITOR, CAMPAIGN MANAGEMENT, 15 WEST 38TH STREET, SUITE #747, NEW YORK, NY 10018 (STOCKHOLDERS CAN E-MAIL INFO@CAMPAIGNMANAGEMENT.COM OR CALL TOLL-FREE: (855) 264-1527.

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

Contacts

INVESTOR AND MEDIA CONTACTS

Investors:

Michael Fein

Campaign Management

(212) 632-8422

michael.fein@campaign-mgmt.com

Media:

Jonathan Gasthalter/Nathaniel Garnick

Gasthalter & Co.

(212) 257-4170

F9Investments@gasthalter.com

EXHIBIT 2

June 27, 2024

Dear Fellow LL Flooring Shareholders:

The value of your investment in LL Flooring (NYSE: LL) (the “Company”) is at stake. By July 10th, shareholders must decide whether to perpetuate LL’s downward spiral by re-electing three incumbent Directors who have presided over staggering value destruction and operational losses, conducted a sham sale process, and put the Company at immediate risk of going out of business;

OR

Stop the bleeding, stabilize LL Flooring’s business, and create long-term value for all shareholders by electing F9 Investments’ three highly qualified independent director candidates who bring the significant flooring industry expertise, shareholder alignment, and strong track records of creating value.

The facts are simple: LL Flooring’s stock price has declined 58% since the start of 2024, dropped 93% over the past three years, and plummeted a whopping 98% under the Chair of the Board Nancy Taylor’s ineffective leadership.

Shockingly, if you invested $100 in LL Flooring five years ago, it would be worth only $15 today, while the same investment in LL Flooring’s proxy peer group would be worth $196:

Source: Capital IQ as of June 7, 2024 (excludes dividends & dividend reinvestments; peer group identified by LL Flooring in their 10-K for the period ending December 31, 2022).

LL Flooring’s Board claims it has conducted a “thorough review” of strategic alternatives to maximize shareholder value. However, the Board’s disingenuous strategic review and sale process reveal a disturbing pattern of premium bids rejected, falling bid prices, limited transparency, and an uneven playing field for bidders. Over the past year, LL Flooring’s Board has rejected multiple bids at substantial premiums with no financing contingency that value the Company in excess of 420% of its current trading price. Despite the Board’s dubious insistence that such bids “significantly undervalued” the Company, not a single incumbent director has purchased the Company’s stock on the open market in nearly two years, and every director up for re-election shamefully fails to comply with LL Flooring’s self-imposed stock ownership requirements.

Further, the Board’s so-called strategic plan to simply wait out macroeconomic conditions, while in the meantime entering into a sale-leaseback commitment for its primary asset in a desperate, shortsighted attempt to generate cash, reveals its alarming lack of urgency, vision, and confidence in the Company’s value proposition – particularly given the Company’s recent disclosure that its auditors believe LL Flooring is at immediate risk of going out of business if its financial condition continues to deteriorate.

Each of F9’s nominees bring deep knowledge of the flooring business and related industries, substantial corporate governance experience, and strong track records of creating value for companies, all of which we believe will be extremely additive to LL Flooring’s Board. Working to instill discipline and accountability on the Board, our nominees’ plan to improve LL Flooring’s inventory management and sales strategy, reduce expenses, revive its corporate culture, and maximize operating efficiencies will help to put the groove back in LL Flooring and reposition the Company for growth.

NOW IS YOUR LAST CHANCE TO HOLD LL FLOORING’S BOARD ACCOUNTABLE FOR ITS FAILURES AND VOTE FOR CHANGE TO PROTECT YOUR INVESTMENT.

HOW TO SUPPORT F9’S NOMINEES IF YOU HAVE NOT RECIEVED F9’S GOLD PROXY CARD AND ONLY HAVE A WHITE PROXY CARD SENT TO YOU BY THE COMPANY:

You can still support F9’s nominees using the white proxy card you received from LL Flooring, even if you have already cast a vote. You can change your vote any time before July 10th; only your latest vote submission will count. You can support F9’s nominee’s using the WHITE proxy card by:

1)	Checking the “WITHHOLD” boxes for all of the Company nominees; and

2)	Checking the “FOR” boxes for F9’s nominees Thomas D. Sullivan, J. Jason Delves, and Jill Witter.

HOW TO SUPPORT F9’S NOMINEES USING F9’S GOLD PROXY CARD:

You can support F9’s nominees using the GOLD proxy card by:

1)	Checking the “FOR” boxes for F9’s nominees Thomas D. Sullivan, J. Jason Delves, and Jill Witter; and

2)	Checking the “WITHHOLD” boxes for all of the Company nominees.

If you have any questions about how to vote your shares, please contact our proxy solicitor, Campaign Management, by telephone (toll-free) at (855) 264-1527 or via email at info@campaign-mgmt.com.

We thank you for your support.

Sincerely,

Tom Sullivan         Jason Delves         Jill Witter

DISCLAIMER

Except as otherwise set forth in this letter, the views expressed in this letter reflect the opinions of F9 Investments, LLC and its affiliates (“F9”) and are based on publicly available information with respect to LL Flooring Holdings, Inc. (“LL” or the “Company”). F9 recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with F9’s conclusions. F9 reserves the right to change any of its opinions expressed herein at any time as it deems appropriate and disclaims any obligation to notify the market or any other party of any such change, except as required by law. F9 disclaims any obligation to update the information or opinions contained in this letter, except as required by law. For the avoidance of doubt, this letter is not affiliated with or endorsed by LL.

This letter is provided merely as information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security nor as a recommendation to purchase or sell any security. Certain of the Participants (as defined below) currently beneficially own shares of the Company. The Participants and their affiliates may from time to time sell all or a portion of their holdings of the Company in open market transactions or otherwise, buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares.

Some of the materials in this letter contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” “once again,” “achieve,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of these materials and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of F9.

The estimates, projections and potential impact of the opportunities identified by F9 herein are based on assumptions that F9 believes to be reasonable as of the date of this letter, but there can be no assurance or guarantee (i) that any of the proposed actions set forth in this letter will be completed, (ii) that the actual results or performance of the Company will not differ, and such differences may be material, or (iii) that any of the assumptions provided in this letter are accurate.

F9 has neither sought nor obtained the consent from any third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. F9 does not endorse third-party estimates or research which are used herein solely for illustrative purposes.

Important Information

F9 Investments, LLC, Thomas D. Sullivan, John Jason Delves and Jill Witter (collectively, the “Participants”) filed a definitive proxy statement and accompanying form of gold proxy card (as supplemented and amended, the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 31, 2024 to be used in connection with the 2024 annual meeting of stockholders of the Company.

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND F9’S WEBSITE AT WWW.LLGROOVE.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS. STOCKHOLDERS MAY ALSO DIRECT A REQUEST TO F9’S PROXY SOLICITOR, CAMPAIGN MANAGEMENT, 15 WEST 38TH STREET, SUITE #747, NEW YORK, NY 10018 (STOCKHOLDERS CAN E-MAIL INFO@CAMPAIGNMANAGEMENT.COM OR CALL TOLL-FREE: (855) 264-1527.

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.